SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 7, 2011
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Management Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	333-152608 (Commission File Number)	26-1749145 (IRS Employer Identification Number)

2626 Cole Avenue, Suite 610
Dallas, Texas 75204
 (Address of principal executive offices)

Registrant's telephone number, including area code:    (214) 880-0400

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐           Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 8.01  Other Events.

On February 7, 2011, we issued a press release regarding our initial funding of an exclusive option agreement for our metallurgical coal-mining venture in Colombia and the related change in our business strategy and focus.  A copy of this press release is filed as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated February 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGEMENT ENERGY, INC.

Date: February 7, 2011	By:	/s/ Jack W. Hanks
Name: Jack W. Hanks
Title: President and Chief Executive Officer